UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08897

(Exact name of registrant as specified in charter)

Terry Gallagher

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code:	314-725-6161

Date of fiscal year end:	8/31

Date of reporting period:	8/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Sparrow Growth Fund

Annual Report

August 31, 2006

Fund Advisor:

Sparrow Capital Management, Inc.

11330 Olive Boulevard, Suite 230

St. Louis, Missouri 63141

Toll Free: (888) 727-3301

Management’s Discussion & Analysis

The stock market once again proved to be relatively resilient to external forces during the past 12 months. Many of the same factors such as higher energy prices, higher interest rates, terrorism fears and the continued conflict in Iraq were on the minds of investors over the past twelve months. In addition, beginning last spring, investors began to factor in their thinking the potential for a slowing economy, which in turn caused many cyclical stocks to weaken in price. Despite these issues, the stock market, as measured by the S&P 500 Index was up almost 9% during this period, which is comparable to historical long-term returns. The Sparrow Growth Fund performed in-line with its benchmark, the S&P 500 Index during the fiscal year ended August 31, 2006, turning in a positive return of 9.24% for Class A Shares and 8.49% for Class C Shares.

During this period, the Fund held on average approximately 40-45 stocks, and remained close to fully invested with only minor cash balances at various times. Of the Fund’s holdings, 40% of the holdings gained in excess of 20% during the period, while another 25% showed positive returns. Only eight positions had percentage declines in the double-digits, while a few remaining positions posted small single-digit declines.

In selecting stocks for the Fund, we tend to focus on profitable companies with what we believe are sustainable competitive advantages and that we expect to generate consistent earnings growth over time. We also look for companies with strong balance sheets that have management teams that put their interests in line with shareholders, and have the ability to generate free cash flow. We also look outside the United States for what we believe are good stocks, as several of our best performing stocks in the past year were international companies. We strive to buy these types of stocks when the value is right with an adequate margin of safety. Barring a major change in a company’s fundamentals or a situation where the stock becomes over-valued, we tend to hold these stocks for a longer period of time. This helps to lower the Fund’s transaction costs and leads to lower turnover and thus, in turn, limits capital gain distributions paid out to shareholders.

Among some of the stocks that contributed positively to the Fund’s performance over the past year:

First Cash Financial Services, a leading pawn broker and payday loan operator, was our biggest winner and has now become the Fund’s largest holding (4.04% as of the fiscal year end). The company’s business model tends to work in both good times and bad times, and the company is using its strong balance sheet and free cash flow generating ability to not only expand its store base but also to expand into Mexico. We believe that Mexico offers a great opportunity for the company given its demographics, lesser competition and less-structured financial system.

Our second biggest winner was China Mobile (2.90% as of the fiscal year end), which is the leading wireless provider in China. Given the robust growth in China along with more people desiring telephone service, the company has done very well capitalizing on these trends.

Another international winner and our third best performing stock was Makita (1.63% as of the fiscal year end), a leading maker of power tools out of Japan. In our opinion, this company appears well-positioned to fill the need for tools around the world.

Some other international stocks that performed well for the Fund included Volvo, Allied Irish Bank, Cryptologic, Royal Dutch Shell, and Homex Development Corporation. Much like First Cash Financial Services, Homex is also capitalizing on the favorable demographical trends in Mexico. Homex is one of the leading home builders in Mexico and appears to us as well-positioned to benefit from the needs of the Mexican people for affordable housing.

Within our U.S. holdings, stocks such as Pepsico, Bank of America, Altria Group, McGraw Hill, and Dentsply International were among our best performers. These companies have demonstrated the ability to generate consistent earnings growth over time, and we continue to like their prospects.

Among some of the stocks that contributed negatively to performance over the past year:

One of the Fund’s worst performers was United Fire & Casualty, an insurance company. The company was hurt by higher than expected damages from one of the worst hurricane seasons in recent memory. Unified Fire & Casualty has been around for over half a century, and has since raised premium rates, adjusted its risk exposure and cancelled some policies; barring another unforeseen hurricane season, we feel that the stock should rebound over time, and we expect to continue to hold this stock.

Another area of weak performance in the Fund was our holdings in Florida Rock and Ryland Homes. Both of these stocks were hurt by the slowdown in the housing sector. However, both stocks look extremely undervalued now based on our valuation model, and both have strong balance sheets which should enable them to ride out the current cycle of weakness. We expect both stocks to eventually recover, and expect them both to trade higher in the years ahead.

We remain optimistic on the stock market. The Fed’s tightening cycle appears to be at least in its latter stages, if not complete. Raw material costs are declining, which help profit margins for many companies, and help keep inflation in check. Gasoline and natural gas prices have declined substantially from their highs, giving consumers extra money. This should help consumer spending in the important upcoming holiday season and into 2007. Even some of the geopolitical concerns that were worrying investors over the summer appear to be abating. Meanwhile, earnings for companies still appear healthy, and valuations in the stock market appear to be quite reasonable today compared to historical norms. And to add some icing on the cake, we are heading into the third year of the presidential election cycle, which historically has been a strong year for stock prices. We think these positive tailwinds should set the backdrop for another favorable year for the stock market.

As always, we appreciate your business and remain focused on taking care of our shareholders.

The Fund’s past performance does not guarantee future results. The views expressed are those of Sparrow Capital Management, Inc. as of August 31, 2006, and are not intended as a forecast or as investment recommendations. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

The prospectus contains this and other information about the Fund and may be obtained by calling 1-888-727-3301.

Please read the prospectus carefully before investing. Information regarding the Fund’s holdings are subject to change at any time.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46204, Member NASD.

*In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) may be charged upon redemption. Class C shares are sold with no initial sales charge, but are subject to a CDSC of up to 2.50% if redeemed within the first two years of purchase and an annual 12b-1 fee of 1.00%. Prior to May 1, 2003, the CDSC was a maximum of 1.00% if redeemed within the first year of purchase. Effective September 20, 2006, the CDSC was lowered to 2.00%.

**The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees.  Individuals cannot invest directly in the Index, however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-727-3301.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on October 4, 1998 (inception date of the Fund, Class A shares) and held through August 31, 2006. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class C shares and the S&P 500 Index on November 9, 2000 (inception date of the Fund, Class C shares) and held through August 31, 2006. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

FUND HOLDINGS - (Unaudited)

1 As a percent of net assets

2 Companies consist of market capitalizations less than $10 billion.

The Fund typically invests in a broad range of foreign and U.S. common stocks which Sparrow Capital Management Incorporated, the Fund’s adviser, believes have above-average prospects for appreciation. The Fund may invest in stocks of all market capitalization ranges based on the adviser’s assessment of the relative opportunities and risks of each category.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2006, and held for the entire period through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Sparrow Growth Fund Class A	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 through August 31, 2006
Actual	$1,000.00	$1,008.46	$11.39
Hypothetical**	$1,000.00	$1,013.87	$11.42

* Expenses are equal to the Fund’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

Sparrow Growth Fund Class C	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 through August 31, 2006
Actual	$1,000.00	$1,004.37	$13.83
Hypothetical	$1,000.00	$1,011.40	$13.88

* Expenses are equal to the Fund’s annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

Sparrow Growth Fund
Schedule of Investments
August 31, 2006

Common Stocks - 94.72%	Shares	Value

Accident & Health Insurance - 2.80%
Stancorp Financial Group, Inc.	5,400	$ 251,478

Aircraft Engines & Engine Parts - 3.68%
United Technologies Corp.	5,260	329,855

Beverages - 3.06%
PepsiCo, Inc.	4,200	274,176

Book: Publishing or Publishing and Printing - 2.49%
The McGraw-Hill Companies, Inc.	4,000	223,640

Concrete, Gypsum & Plaster Products - 1.87%
Florida Rock Industries, Inc.	4,500	167,355

Commercial Banks - 2.52%
Allied Irish Banks Plc (a)	4,300	225,836

Crude Petroleum & Natural Gas - 7.51%
Chesapeake Energy Corp.	6,500	205,205
Occidental Petroleum Corp.	5,600	285,544
XTO Energy, Inc.	4,000	183,080
		673,829

Cutlery, Handtools & General Hardware - 2.36%
Lifetime Brands, Inc.	10,600	211,576

Dental Equipment & Supplies - 1.67%
Dentsply International, Inc.	4,600	149,868

Fire, Marine & Casualty Insurance - 0.94%
United Fire & Casualty Co.	3,000	83,940

Food & Kindred Products - 3.17%
Altria Group, Inc.	3,400	284,002

Footwear - 1.80%
Wolverine World Wide, Inc.	6,400	161,472

General Building Contractors - Residential Buildings - 2.48%
Desarrolladora Homex S.A. de C.V. (a) (b)	6,000	222,360

General Industrial Machinery & Equipment - 2.54%
Illinois Tool Works, Inc.	5,200	228,280

Hazardous Waste Management - 1.85%
Stericycle, Inc. (b)	2,490	166,058

Household Audio & Video Equipment - 2.26%
Harman International Industries, Inc.	2,500	202,800

Metalworking Machinery & Equipment - 1.63%
Makita Corp. (a)	5,000	145,850
See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
August 31, 2006

Common Stocks - 94.72% - continued	Shares	Value

Motor Vehicles & Passenger Car Bodies - 2.73%
Volvo AB (a)	4,300	$ 245,057

National Commercial Banks - 5.80%
Bank of America Corp.	5,000	257,350
Commerce Bancorp, Inc.	7,900	263,149
		520,499

Operative Builders - 1.43%
Ryland Group, Inc.	3,000	128,010

Personal Credit Institutions - 1.34%
World Acceptance Corp. (b)	3,000	119,910

Petroleum Refining - 1.31%
Royal Dutch Shell Plc (a)	1,700	117,198

Public Building and Related Furniture - 1.12%
Johnson Controls, Inc.	1,400	100,702

Retail - Building Materials, Hardware, Garden Supply - 1.23%
Tractor Supply Co. (b)	2,600	110,708

Retail - Department Stores - 1.26%
Sears Holdings Corp. (b)	786	113,270

Retail - Drug Stores & Proprietary Stores - 2.20%
Walgreen Co.	4,000	197,840

Retail - Jewelry Stores - 2.68%
Zale Corp. (b)	9,000	240,750

Retail - Miscellaneous Retail - 4.04%
First Cash Financial Services, Inc. (b)	17,390	362,234

Services - Business Services - 2.51%
Cryptologic, Inc.	8,600	225,234

Services - Consumer Credit Reporting, Collection Agencies - 2.08%
Portfolio Recovery Associates, Inc. (b)	4,700	186,684

Services - Miscellaneous Amusement & Recreation - 1.65%
Boyd Gaming Corp.	4,100	148,256

Ship & Boat Building & Repairing - 3.16%
General Dynamics Corp.	4,200	283,710

State Commercial Banks - 2.63%
UCBH Holdings, Inc.	13,000	235,820

Sugar and Confectionary Products - 4.62%
The Hershey Company	3,700	199,652
Wm. Wrigley Jr. Co.	4,625	214,692
		414,344
See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
August 31, 2006

Common Stocks - 94.72% - continued	Shares	Value

Telephone Communications - 2.90%
China Mobile Ltd. (a)	7,800	$ 259,818

Textiles & Apparel - 2.09%
Nike, Inc. - Class B	2,320	187,363

Wholesale - Groceries & Related Products - 2.26%
Sysco Corp.	6,450	202,466

Wholesale - Miscellaneous Durable Goods - 1.05%
RC2 Corp. (b)	2,800	94,164

TOTAL COMMON STOCKS (Cost $6,884,773)		8,496,412

Money Market Securities - 2.24%
First American Government Obligations Fund - Class Y, 4.87% (c)	200,269	200,269

TOTAL MONEY MARKET (Cost $200,269)		200,269

TOTAL INVESTMENTS (Cost $7,085,042) - 96.96%		$ 8,696,681

Other assets less liabilities - 3.04%		273,015

TOTAL NET ASSETS - 100.00%		$ 8,969,696

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Variable rate security; the money market rate shown represents the rate at August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Statement of Assets and Liabilities
August 31, 2006

Assets
Investments in securities, at fair value (cost $7,085,042)	$ 8,696,681
Receivable for fund shares sold	274,763
Dividends receivable	14,381
Interest receivable	294
Total assets	8,986,119

Liabilities
Accrued advisory fees	12,571
Accrued 12b-1 fees	3,852
Total liabilities	16,423

Net Assets	$ 8,969,696

Net Assets consist of:
Paid in capital	$ 8,056,126
Accumulated net realized (loss) on investments	(698,069)
Net unrealized appreciation on investments	1,611,639

Net Asset Value	$ 8,969,696

Class A:

Net Assets	$ 8,044,901

Shares outstanding (unlimited number of shares authorized)	562,312

Net asset value	$ 14.31

Offering price per share ($14.31 / 94.25%)	$ 15.18

Redemption price per share ($14.31 * 99%) (a)	$ 14.17

Class C:

Net Assets	$ 924,795

Shares outstanding (unlimited number of shares authorized)	66,994

Net asset value and offering price per share	$ 13.80

Redemption price per share ($13.80 * 97.5%) (b)	$ 13.46

(a) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares redeemed within 18 months of purchase (See Note 2).
(b) The Fund charges a 2.50% CDSC on Class C shares redeemed within two years of purchase.
See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Statement of Operations
For the Fiscal Year ended August 31, 2006

Investment Income
Dividend income (net of foreign withholding tax of $698)	$ 119,558
Interest income	3,268
Total Income	122,826

Expenses
Investment advisor fee	139,443
12b-1 fee (Class A - $37,316; Class C - $5,049)	42,365
Total Expenses	181,808
Net Investment (Loss)	(58,982)

Realized & Unrealized Gain
Net realized gain on investment securities	502,062
Change in unrealized appreciation (depreciation) on investment securities	212,955
Net realized and unrealized gain on investment securities	715,017
Net increase in net assets resulting from operations	$ 656,035

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund
Statements of Changes In Net Assets

	Year ended	Year ended
	August	August
Increase (Decrease) in Net Assets from:	31, 2006	31, 2005
Operations
Net investment (loss)	$ (58,982)	$ (65,432)
Net realized gain on investment securities	502,062	193,617
Change in unrealized appreciation (depreciation)	212,955	734,282
Net increase in net assets resulting from operations	656,035	862,467
Capital Share Transactions
Proceeds from shares sold
Class A	1,664,613	294,121
Class C	439,310	218,042
Amount paid for shares repurchased
Class A	(1,356,358)	(694,486)
Class C	(11,522)	(19,314)
Net increase (decrease) in net assets resulting
from share transactions	736,043	(201,637)
Total increase in Net Assets	1,392,078	660,830

Net Assets
Beginning of year	7,577,618	6,916,788

End of year	$ 8,969,696	$ 7,577,618

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions - A Shares
Shares sold	117,178	23,260
Shares repurchased	(98,305)	(54,720)

Net increase (decrease) from capital transactions	18,873	(31,460)

Capital Share Transactions - C Shares
Shares sold	31,823	17,679
Shares repurchased	(897)	(1,572)

Net increase from capital transactions	30,926	16,107

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund - Class A
Financial Highlights
(For a share outstanding throughout the period)

	Year ended	Year ended	Year ended	Year ended		Year ended
	August	August	August	August		August
	31,2006	31,2005	31,2004	31,2003		312,002
Selected Per Share Data
Net asset value, beginning of period	$ 13.10	$ 11.64	$ 10.97	$ 10.46		$ 11.46
Income from investment operations
Net investment (loss)	(0.09)	(0.11)	(0.14)	(0.11)	(a)	(0.09)	(a)
Net realized and unrealized gain (loss)	1.30	1.57	0.81	0.62		(0.91)
Total from investment operations	1.21	1.46	0.67	0.51		(1.00)

Net asset value, end of period	$ 14.31	$ 13.10	$ 11.64	$ 10.97		$ 10.46

Total Return (b)(c)	9.24%	12.54%	6.11%	4.88%		(8.73)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,045	$ 7,119	$ 6,690	$ 5,931		$ 4,666
Ratio of expenses to average net assets	2.25%	2.25%	2.25%	2.29%		2.21%
Ratio of net investment (loss) to
average net assets	(0.71)%	(0.87)%	(2.00)%	(1.12)%		(0.81)%
Portfolio turnover rate	37.87%	49.94%	78.12%	164.65%		218.18%

(a) Net investment (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund - Class C
Financial Highlights
(For a share outstanding throughout the period)

	Year ended	Year ended	Year ended	Year ended		Year ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2006	2005	2004	2003		2002

Selected Per Share Data
Net asset value, beginning of period	$ 12.72	$ 11.35	$ 10.78	$ 10.30		$ 11.40
Income from investment operations
Net investment (loss)	(0.09)	(0.11)	(0.13)	(0.20)	(a)	(0.10)	(a)
Net realized and unrealized gain (loss)	1.17	1.48	0.70	0.68		(1.00)
Total from investment operations	1.08	1.37	0.57	0.48		(1.10)

Net asset value, end of period	$ 13.80	$ 12.72	$ 11.35	$ 10.78		$ 10.30

Total Return (b)(c)	8.49%	12.07%	5.29%	4.66%		(9.65)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 925	$ 459	$ 227	$ 202		$ 406
Ratio of expenses to average net assets	2.75%	2.74%	2.75%	2.72%		2.75%
Ratio of net investment (loss) to
average net assets	(1.21)%	(1.36)%	(2.00)%	(2.11)%		(0.98)%
Portfolio turnover rate	37.87%	49.94%	78.12%	164.65%		218.18%

(a) Net investment (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
See accompanying notes which are an integral part of the financial statements.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2006

NOTE 1.	ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of Sparrow Funds (the “Trust”) on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value control currently exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes- The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2006 - continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of August 31, 2006, net investment loss of $58,982 was reclassified to paid-in-capital.

Sales Charges – With respect to Class A Shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees; however, those shares exempted from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), imposed on such purchases if the shares are redeemed within eighteen months of purchase. With respect to Class C Shares, there is no initial sales charge. However, Class C Shares are subject to a CDSC of 2.50% based on the lower of the shares’ cost or current NAV, if the shares are redeemed within two years of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. As of September 20, 2006, the CDSC fee was lowered to 2.00%.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated to each class based on the net assets of that class in relation to the net assets of the Fund (e.g., the "relative net assets" method).

NOTE 3.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Sparrow Capital Management, Inc. to manage the Fund’s investments. The President of the Advisor is also a trustee of the Fund.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments and pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), Rule 12b-1 distribution expenses, and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Advisor. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of Class A and Class C shares. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the fiscal year ended August 31, 2006 the Advisor received fees of $139,443 from the Fund. As of August 31, 2006, the Advisor was owed $12,571 by the Fund.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2006 - continued

NOTE 3.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. The services of the administrator, transfer agent, fund accountant, and Distributor are operating expenses paid by the Advisor.

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including a 0.25% shareholder services fee only for Class C. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans. Each Plan is designed to promote the sale of shares of the Fund. For the fiscal year ended August 31, 2006, Class A incurred 12b-1 expenses of $37,316 and Class C incurred 12b-1 expenses of $5,049. As of August 31, 2006, the Advisor was owed $3,852 in 12b-1 fees.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of August 31, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At August 31, 2006, the aggregate cost of securities for federal income tax purposes was $7,085,042.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2006 - continued

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2006, no person beneficially owned 25% or more of Class A shares of the Fund. A.G. Edwards owned, for the benefit of its customers, 42.11% of Class C shares of the Fund as of August 31, 2006.

NOTE 7.	RELATED PARTY TRANSACTIONS

The Advisor, Distributor and Sun Security Bank (the “Bank”) have entered into a tri-party financing agreement pursuant to which the Advisor has set up an escrow account with the Bank to fund the up-front commissions due to qualifying broker-dealers selling Class C shares of the Fund. The agreement allows the Distributor to pay any such commissions due out of the Advisor’s escrow account held at the Bank. In turn, the Fund reimburses the Advisor for such payments in the form on Rule 12b-1 fees paid out during the initial year of investment in the Fund. For the fiscal year ended August 31, 2006, no up-front commissions were paid by the Distributor to qualifying broker-dealers out of the escrow account.

NOTE 8.	CAPITAL LOSS CARRYFORWARDS

At August 31, 2006, the Fund has capital loss carryforwards of $698,069, which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

NOTE 9.	DISTRIBUTION TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal years ended 2005 and 2006.

As of August 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Sparrow Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Growth Fund (the “Fund”) as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to August 31, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sparrow Growth Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

October 13, 2006

TRUSTEES & OFFICERS OF THE TRUST

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald R. Sparrow* 11330 Olive Boulevard Suite 230 St. Louis, MO 63141 Year of Birth: 1959	Trustee, President , Secretary, Treasurer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management Incorporated; Former President of Buford Dickson Harper Sparrow, an advisory company from 1995 to March 2004; General partner of Sparrow Fund L.P., an advisory company.	1	None
Suzanne L. Brake** 3314 Russell #10 St. Louis, MO 63104 Year of Birth: 1981	Chief Compliance Officer	Indefinite; Since October, 2005	Chief Compliance Officer of Sparrow Funds and Sparrow Capital Management from October 2005 to present. Student, St. Louis University, 2001 to 2005.	0	None

*Mr. Sparrow is an “interested” person because he is the president of the Adviser.

** Ms. Brake is an “interested” person because she is employed by the Adviser.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard N. Priest 132 N. Newstead Avenue St. Louis, MO 63108 Year of Birth: 1931	Trustee	Indefinite Term; since 2003	Vice President (Retired) of the New York Stock Exchange	1	South Side Day Nursery; Missouri Bar Association Advisory Committee
Donald D. Woodruff 134 Chardonay St. Louis, MO 63031 Year of Birth: 1956	Trustee	Indefinite Term; Since inception.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

Trustee Remuneration:  The trustees do not receive any fees for their services to the Fund. However, the Fund reimburses the trustees for any expenses incurred in connection with board meetings.  In addition, the Advisor pays each independent trustee $250 per board meeting. The board has determined that such nominal fees from the Advisor do not affect such trustees' independence.

Additional information about the trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (888) 727-3301 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30th are available without charge, upon request: (1) by calling the Fund at (888) 727-3301; and (2) on the SEC’s website at www.sec.gov.

TRUSTEES
Gerald R. Sparrow
Richard N. Priest
Donald D. Woodruff

OFFICER

Gerald R. Sparrow, President, Secretary and Treasurer

Suzanne L. Brake, Chief Compliance Officer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

11330 Olive Blvd, Suite 230

St. Louis, MO 63141

DISTRIBUTOR
Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd..

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the Funds’ code of ethics, but the Advisors have adopted a new Code of Ethics. We will provide it to any person who requests it, free of charge pursuant to Item 2 (f)(3).

(d)	Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not Applicable

(f)           A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (888) 727-3301 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Board of Trustees has determined that, although none of its members meet the technical definition of an audit committee financial expert, the Board of Trustees has sufficient financial expertise to adequately perform its duties without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FY 2006	$ 13,240
FY 2005	$ 12,370

(b)	Audit-Related Fees
Registrant
FY 2006	N/A
FY 2005	N/A
Nature of the fees:

(c)	Tax Fees
Registrant
FY 2006	$ 1,700
FY 2005	$800
Nature of the fees:	Preparation of the 1120-RICs

(d)	All Other Fees
Registrant
FY 2006	$0
FY 2005	$0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2006	$ 0
FY 2005	$ 0

(h)           Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of September 13, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sparrow Funds

By

           Gerald Sparrow, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

Gerald Sparrow, President and Treasurer